                                                                    EXHIBIT 10.4


"THIS WARRANT AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT OR (2) AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SUCH SECURITIES."

                  WARRANT TO PURCHASE SHARES OF COMMON STOCK

     THIS CERTIFIES THAT, for value received, InfoSpace, Inc., a Delaware corporation (the "Holder"), is entitled to subscribe for and purchase that
                  ------
number of shares as provided in Section 1 hereof (as adjusted pursuant to the provisions hereof) of the Common Stock (as defined below) of USSearch.com Inc., a Delaware corporation (the "Company"), at a price per share of $.01 (as
                             -------
adjusted pursuant to the provisions hereof, the "Exercise Price"), subject to
                                                 --------------
the provisions and upon the terms and conditions hereinafter set forth in this warrant ("Warrant"). A used herein, the term "Common Stock" shall mean the
          -------                              ------------
Company's presently authorized common stock, $.01 par value per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged, and the term "Grant Date" shall mean October 1, 2000.
                         ----------

This Warrant is issued pursuant to that certain Contract Cancellation Settlement and Release Agreement by and between the Company and the Holder (the "Cancellation Agreement").
 ----------------------

     1.   Number of Shares; Term.  As of the Grant Date, the Holder shall be
          ----------------------
entitled to purchase up to an aggregate of 1,750,000 shares of Common Stock pursuant to this Warrant. This Warrant is exercisable with respect to such shares, in whole or in part, at any time and from time to time from on or after the Grant Date and prior to 5:00 p.m. Pacific Time on the tenth anniversary of the Grant Date.

     2.   Method of Exercise and Payment; Issuance of New Warrant; Contingent
          -------------------------------------------------------------------
          Exercise.
          --------

          a. Subject to Section 1 hereof, this Warrant may be exercised by the Holder hereof by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit l-A duly executed) at the principal office
                             -----------
     of the Company and by the payment to the Company of cash or a certified check or a wire transfer in an amount equal to the then applicable Exercise Price multiplied by the number of shares of Common Stock then being purchased. In the alternative, the Holder hereof may exercise its right to purchase some or all of the shares of Common Stock pursuant to this Warrant, on a net basis, such that, without the exchange of any funds, the Holder hereof receives that number of shares of Common Stock subscribed to pursuant to this Warrant less that number of shares of Common Stock having an aggregate fair market value (as defined below) at the time of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the

     Holder for the number of shares of Common Stock subscribed to under this Warrant. Fair market value, on a per-share basis, shall be deemed to be (i) the daily closing price (as defined below) per share on the date immediately preceding the date of exercise; and (ii) if the Common Stock is not publicly held, listed or traded, the fair value per share determined reasonably and in good faith by the Board of Directors of the Company. The closing price for each day shall be the last sale price or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading; or, if not listed or admitted to trading on any national securities exchange, the last quoted price (or, if not so quoted, the average of the last quoted high bid and low asked prices) in the over-the-counter market, as reported by NASDAQ or such other system then in use; or, if on any such date no bids are quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the members of the Board of Directors of the Company.

          b The Company agrees that the shares of Common Stock so purchased shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder hereof within 15 days thereafter and, unless this Warrant has been fully exercised or has expired pursuant to Section 1 hereof, a new Warrant representing the shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the Holder hereof within such 15-day period.

     3.   Stock Fully Paid; Reservation of Share.  All shares of Common Stock
          --------------------------------------
issuable upon exercise of this Warrant shall, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which this Warrant may be exercised, the Company will at all times have duly authorized and reserved, for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock.

     4.   Reclassification or Merger.  In case of any reclassification, stock
          --------------------------
split, stock dividend, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation or entity (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation or entity, as the case may be, shall execute a new Warrant (in form and substance satisfactory to the Holder of this Warrant) providing that the Holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Common Stock, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
4. The provisions of this Section 4(e) shall similarly apply to successive reclassifications, changes, mergers and transfers.

     5.   No Impairment.  The Company will not, by amendment of its certificate
          -------------
of incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, and will take all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

     6.   Notices of Record Date. In the event of any taking by the Company of a
          ----------------------
record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, then, in connection with each such event, the Company shall mail to the Holder of this Warrant at least fifteen (15) days prior written notice of the date on which any such record is to be taken for the purpose of such dividend, distribution, right(s) or vote of the shareholders. Each such written notice shall specify the amount and character of any such dividend, distribution or right(s), and shall set forth, in reasonable detail, the matter requiring any such vote of the shareholders.

     7.   Fractional Shares.  No fractional shares of Common Stock will be
          -----------------
issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based upon the per share fair market value of the Common Stock on the date of exercise.

     8.   Compliance with Securities Act: Disposition of Warrant or Shares of
          -------------------------------------------------------------------
Common Stock.
------------

          a.  Compliance with Securities Act.  The Holder of this Warrant, by
              ------------------------------
     acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT OR (2) AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SUCH SECURITIES."

          b.  Disposition of Warrant and Shares of Common Stock Issue Upon
              ------------------------------------------------------------
     Exercise of Warrant.  With respect to any offer, sale or other disposition
     -------------------
     of this Warrant or any shares of Common Stock issued upon exercise of this Warrant prior to registration thereof, the Holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel in form acceptable to the Company's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act then in effect or any federal or state law then in effect) of this Warrant or such shares of Common Stock and indicating whether or not under the Securities Act certificates for this Warrant or such shares of Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Each certificate representing this Warrant or the shares of Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act unless, in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

     9.   Appraisal Rights.  In the event of any dispute between the Holder of
          ----------------
this Warrant or the shares of Common Stock issued upon the exercise of this Warrant and the Company regarding the determination of fair market value, the Company and the Holder shall first use their best efforts to resolve such dispute among themselves or to agree upon the selection of an independent, non-affiliated consulting firm or investment banking firm of national standing (an "Independent Appraiser") to make a final and binding determination of fair
 ---------------------
market value. If the parties are unable to resolve the dispute or to agree upon an Independent Appraiser within thirty (30) calendar days after the commencement of efforts to resolve the dispute, the Holder and the Company each shall select an Independent Appraiser within thirty (30) days after the conclusion of such initial thirty (30) day period. Within ten (10) days after such selection, such Independent Appraisers shall select a third non-affiliated consulting firm or investment banking firm. of national standing (the "Second Appraiser") to make a
                                                    ----------------
final and binding determination of fair market value. The Company and the Holder shall each be responsible for the fees and expenses of the Independent Appraiser selected by such party. The determination of the Independent Appraiser selected by agreement of the parties or the Second Appraiser selected as provided above (as the case may be) shall be final and binding on the Company and the Holder, and the expenses of such agreed upon Independent Appraiser or Second Appraiser (as the case may be) shall be borne one-half by the Company and one-half by the Holder.

     10.  Mergers.  The Company shall provide the Holder of this Warrant with
          -------
at least thirty (30) days' notice or such greater amount of notice as Delaware law requires to be given to shareholders having the right to vote at a meeting on any transaction described hereafter, of the terms and conditions of any proposed transaction, in which the Company would (i) sell, lease, exchange, convey or otherwise dispose of all or substantially all of its property or business, (ii) merge into or consolidate with any other corporation (other than a wholly owned subsidiary of the Company), or (iii) sell, lease, exchange, convey or otherwise dispose of a material and significant asset or group of assets of the Company or of any subsidiary of the Company, or effect any transaction (including a merger or other reorganization) or series of related transactions, in which more than fifty percent (50%) of the voting power of the Company is disposed of.

     11.  Representations and Warranties.  This Warrant is issued and delivered
          ------------------------------
on the basis of the following:

          a. This Warrant has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms.

          b. The shares of and Common Stock issuable upon exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

     12.  Modification and Waiver.  This Warrant and any provision hereof may be
          -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     13.  Notices.  Any notice, request or odor document required or permitted
          -------
to be given or delivered to the Holder hereof or the Company shall be in writing and shall delivered or sent to each such Holder at its address as shown on the books of the Company or to the Company at its principal executive office and shall be deemed received (i) if personally delivered or sent by electronic facsimile transmission, upon actual receipt, or (ii) if sent by reputable overnight courier service, twenty-four hours after deposit with such courier service, or (iii) if sent by certified mail (postage prepaid), return receipt requested, forty-eight hours after deposit in the mail.

     14.  Binding Effect on Successors.  This Warrant shall be binding upon any
          ----------------------------
corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the shares of Common Stock issued upon exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the Holder hereof, acknowledge in writing its continuing obligation to the Holder hereof in respect of any rights to which the Holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided that the failure of the Holder hereof to make any such request shall not affect the continuing obligation of the Company to the Holder hereof in respect of such rights.

     15.  Lost Warrants or Stock Certificates.  The Company covenants to the
          -----------------------------------
Holder hereof that upon receipt of evidence reasonable satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate issued upon exercise hereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably. satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company shall make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroy6d or mutilated Warrant or stock certificate.

     16.  Descriptive Headings.  The descriptive headings of the several
          --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     17.  Governing Law.  This Warrant shall be construed and enforced in
          -------------
accordance with and governed by the laws of the State of Delaware (without giving effect to its conflicts of laws provisions). Each party also waives trial by jury in any action relating to this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Date: September 29, 2000


                                                  USSEARCH.com, INC.


                                                  By: /s/ Karol Pollock
                                                     --------------------------
                                                  Name:  Karol Pollock
                                                       ------------------------
                                                  Its: General Counsel
                                                      -------------------------

                                  EXHIBIT A-1

                            NOTICE OF EXERCISE To:

To:


          1.  The undersigned hereby:
_____________________________ elects to purchase _______________________ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full in the form of _______________________________________________________________________;
or ______________ elects to exercise its net issuance rights pursuant to Section 2(c) of the attached Warrant with respect to shares of Common Stock.

          2. Please issue a certificate or certificates representing said _______________shares in the name of the undersigned or in such other name or names as are specified below:



________________________________________________________________________________
____________________________________
             (Name)


________________________________________________________________________________
____________________________________
            (Address)

          3. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as specified below.


Date: _______________________                ___________________________________
                                             (Name)


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________
                                             Address:___________________________